Exhibit 10.10

August 2, 2011

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Broder Bros., Co. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 14 of Form 10, as part of the Form 10 of Broder Bros., Co dated August 2, 2011. We agree with the statements concerning our Firm in Item 14 of such Form 10.

Very truly yours,

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP